INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
INCOME TAXES
Increase in valuation allowance	$ 2,178,000	$ 515,000
Net operating loss carryforward	$ 6,482,000	$ 1,180,000
Federal income tax rate	21.00%	21.00%
Deferred tax assets:
Net operating losses carryforward	$ 1,945,000	$ 355,000
Due to officers	1,411,000	1,467,000
Accrued expenses and other	212,000	44,000
R&D credit carryforward	102,000
Debt related attributes	375,000
Total deferred tax assets	4,045,000	1,866,000
Valuation allowance	$ (4,045,000)	$ (1,866,000)